GREAT-WEST FUNDS, INC.
(“Great-West Funds”)
Great-West Small Cap Growth Fund
Initial Class Shares

Supplement dated February 4, 2016 to the Prospectus and Summary Prospectus for
Great-West Small Cap Growth Fund, each dated May 1, 2015

Merger of Great-West Small Cap Growth Fund with and into
Great-West S&P Small Cap 600® Index Fund

On December 17, 2015, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of Great-West Small Cap Growth Fund, a series of Great-West Funds, with and into Great-West S&P Small Cap 600® Index Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about March 9, 2016 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class shares of Great-West Small Cap Growth Fund will automatically receive a proportionate number of Initial Class shares of Great-West S&P Small Cap 600® Index Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West Small Cap Growth Fund, you should also consider the strategies and risks of Great-West S&P Small Cap 600® Index Fund. Please see the prospectus or summary prospectus for Great-West S&P Small Cap 600® Index Fund for further information on its strategies and risks.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and
Summary Prospectus.

Please keep this Supplement for future reference.